UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 474-4800

Item 7. Financial Statements and Exhibits.

Exhibits

99.1 Earnings release for the quarter ended June 30, 2003, issued on July 30, 2003

Item 12.  Results of Operations and Financial Conditions

On July 30, 2003, EFJ, Inc. (the “Company”) issued an earnings press release for the quarter ended June 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: July 30, 2003	By:	/s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

99.1	Earnings release for the quarter ended June 30, 2003, issued on July 30, 2003